UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 12, 2014

OGE ENERGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

1-12579	73-1481638
(Commission File Number)	(IRS Employer Identification No.)

321 North Harvey, P.O. Box 321, Oklahoma City, Oklahoma	73101-0321
(Address of Principal Executive Offices)	(Zip Code)

405-553-3000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Pursuant to rule 3-09 of Regulation S-X, OGE Energy included the audited financial statements of Enable Midstream Partners, LP as of and for the three years ended December 31, 2013 in it's Form 10-K for the year ended December 31, 2013 as Exhibit 99.06 on February 25, 2014. Subsequent to this filing, on March 25, 2014, Enable Midstream Partners, LP effected a 1 for 1.279082616 reverse unit split. The financial statements for Enable Midstream Partners, LP as of and for the three years ended December 31, 2013 attached as Exhibit 99.01 have been updated to reflect the effects of the reverse unit split. Aside from updating unit and per unit amounts for the reverse unit split, there were no other changes to the financial statements. The reverse unit split did not impact OGE Energy's financial statements.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

23.01	Consent of Deloitte & Touche LLP
99.01	Financial Statements of Enable Midstream Partners, LP as of and for the three years ended December 31, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Scott Forbes
Scott Forbes
Controller and Chief Accounting Officer

November 12, 2014